Employee Retirement plans	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Pension And Other Postretirement Benefits Disclosure [Text Block]
21. Employee Retirement plans:

In accordance with French law, post-retirement benefits for most of the Company’s employees are sponsored by the relevant government agencies in France. The Company’s liability with respect to these plans is generally limited to specific monthly payroll deductions. Consequently, there is no additional liability in connection with these plans. Expenses recognized for these plans were $1,432,000 in 2011, $1,372,000 in 2012, and $1,120,000 in 2013.

French law requires the Company to provide for the payment of a lump sum retirement indemnity to French employees based upon years of service and compensation at retirement. Benefits do not vest prior to retirement. The Company’s benefit obligation was $2,106,000, $2,819,000 and $3,988,000 as of December 31, 2011, 2012 and 2013, respectively. Any actuarial gains or losses are recognized in the income statement in the period when they occur.

In 2008, 2010 and 2013, the French Government reinforced legislation regarding an employer’s ability to make employees retire and the final age for retirement. As such the retirement indemnity has been calculated on the assumption of voluntary retirement and the impact on the benefit obligation was recognized as an actuarial loss.

The benefit obligation is calculated as the present value of estimated future benefits to be paid, using the following assumptions:

	2011	2012	2013
Average increase of salaries	3%	3%	3%
Discounted interest rate	4.5%	3%	3.25%
Turn over	actuarial standard and average of the last 5 years	actuarial standard and average of the last 5 years	actuarial standard and average of the last 5 years
Age of retirement	60 to 65 years	60 to 65 years	60 to 65 years
	actuarial standard based on age and professional status	actuarial standard based on age and professional status	actuarial standard based on age and professional status

Changes in the funded status of the benefit plans were as follows:

	December 31,
In thousands of U.S. dollars	2012	2013

Benefit obligations at beginning of year	2,106	2,819
Service cost	162	247
Interest cost	91	87
Plan amendments	-	-
Benefits paids	(267)	(133)
Actuarial loss (gain)	723	(218)
Exchange rate changes	4	187
Benefit obligations at end of year	2,819	2,989

The Company does not have a funded benefit plan and the lump sum retirement indemnity is accrued on the balance sheet as a liability.

The future expected benefits to be paid over the next five years and for the five years thereafter is as follows:

Future expected payment of benefits:	Year Ending:
In thousands of U.S. dollars
	12/31/2014	61	153
	12/31/2015	202	161
	12/31/2016	234	89
	12/31/2017	-	-
	12/31/2018		260
	Next 5 Years	530	334

In the United States, the Company previously sponsored a defined contribution retirement plan for certain employees located in the United States. The contribution is the lesser of 25% of an employee’s wages or $49,000 in 2011 and 2012. The Company made and accrued contributions of approximately $140,000 in 2012 and $55,000 in 2011.